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                                                                Sub-Item 77Q1(e)

                                 AMENDMENT NO. 4

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

      This Amendment dated as of December 1, 2011, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Agreement"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Funds Group (Invesco Funds Group), and each of Invesco Canada Ltd. (previously known as Invesco Trimark Ltd.), Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                              W I T N E S S E T H:

      WHEREAS, the parties desire to amend the Agreement to remove the following series portfolios: Invesco Basic Balanced Fund, Invesco Mid Cap Basic Value Fund and Invesco Select Equity;

      NOW, THEREFORE, the parties agree that;

      1. Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                       Invesco European Small Company
                       Invesco Global Core Equity Fund
                       Invesco International Small Company Fund
                       Invesco Small Cap Equity Fund"

      2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.



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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated as of the day and year first above written.

                                            INVESCO ADVISERS, INC.

                                            Adviser

                                            By:    /s/ John M. Zerr
                                                   -----------------------------

                                            Name:  John M. Zerr

                                            Title: Senior Vice President


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                                      INVESCO CANADA LTD.

                                      Sub-Adviser

                                      By:    /s/ Eric J. Adelson
                                             -----------------------------

                                      Name:  Eric J. Adelson

                                      Title: Senior Vice President and Secretary


                                      By:    /s/ Wayne Bolton
                                             -----------------------------

                                      Name:  Wayne Bolton

                                      Title: Vice President, Compliance &
                                             Chief Compliance Officer

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                                   INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                   Sub-Adviser

                                   By: /s/ Bernard Langer, /s/ Alexander Lehmann
                                       -----------------------------------------

                                   Name:  Bernard Langer, Alexander Lehman

                                   Title: Managing Directors

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                                   INVESCO ASSET MANAGEMENT LIMITED

                                   Sub-Adviser

                                   By:    /s/ Graeme Proudfoot
                                          --------------------------------------

                                   Name:  Graeme Proudfoot

                                   Title: Director

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                                   INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                   Sub-Adviser

                                   By:    /s/ Masakazu Hasegawa
                                          --------------------------------------

                                   Name:  Masakazu Hasegawa

                                   Title: Managing Director

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                                   INVESCO AUSTRALIA LIMITED

                                   Sub-Adviser

                                   By:    /s/ Nick Burrell, /s/ Mark Yesberg
                                          --------------------------------------

                                   Name:  Nick Burrell, Mark Yesberg

                                   Title: Company Secretary, Director

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                                   INVESCO HONG KONG LIMITED

                                   Sub-Adviser

                                   By:    /s/ Anna Tong, /s/ Fanny Lee
                                          --------------------------------------

                                   Name:  Anna Tong, Fanny Lee

                                   Title: Directors

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                                   INVESCO SENIOR SECURED MANAGEMENT, INC.

                                   Sub-Adviser

                                   By:    /s/ Jeffrey H. Kupor
                                          --------------------------------------

                                   Name:  Jeffrey H. Kupor

                                   Title: Secretary & General Counsel